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                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the Securities Exchange of 1934

                     Date of Report November 13, 1998


                     PREMIER FINANCIAL BANCORP, INC.


        KENTUCKY                      0-20908                      61-1206757

             115 NORTH HAMILTON STREET, GEORGETOWN, KENTUCKY 40324

                                (502) 863-1955



                           120 NORTH HAMILTON STREET
                           GEORGETOWN, KENTUCKY 40324
                  (Former address; changed since last report)



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ITEM 2.  ACQUISITION OF ASSETS

A copy of the Corporation's press release, dated July 1, 1998, is provided as an attachment to this Form 8-K.



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                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            PREMIER FINANCIAL BANCORP, INC.


Date: November 13, 1998                     /s/J. Howell Kelly
                                            ------------------------------
                                            J. Howell Kelly
                                            President & Chief Executive Officer